UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010

                                OCM Mutual Fund
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                          Livermore, California 94550
              (Address of principal executive offices) (Zip code)


                               Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                          Livermore, California 94550
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802

                      Date of fiscal year end: November 30
                  Date of reporting period: November 30, 2011

ITEM 1. REPORT TO STOCKHOLDERS.



                                                                       LOGO
                                                                  --------------
                                                                  OCM GOLD FUND
                                                                  ==============









                                                                 ANNUAL REPORT
                                                               NOVEMBER 30, 2011

Dear Fellow Shareholder:

For the fiscal year ending November 30, 2011, the OCM Gold Fund Investor Class appreciated 1.70% (-2.88% after maximum sales load) while the Advisor Class gained 2.15% compared to -0.79% for the Philadelphia Gold and Silver Index
(XAU)(1) and 7.83% for the S&P 500 Index(2). The price of gold rose 26.64% based on the London PM fix during the period. The majority of your Fund is comprised of shares of gold producers with a smaller percentage of exploration and mine development companies. This strategy led to the Fund's outperformance of the XAU for the fiscal year and has enabled the Fund to outperform the XAU over longer time periods.

In our opinion, equities of gold mining companies failed to keep pace with gold bullion as investors focused on the business risks associated with mining during a period of general risk aversion in the capital markets. Further, talk of deflationary forces taking root led to belief in some corners of the market that gold prices may have reached a peak in the secular bull market. Consequently, historic trading multiples of gold shares collapsed. We are unwavering in our confidence however, that gold and gold mining shares will be the beneficiary of increased capital flows going forward as currency debasement switches into another gear in an effort to "paper over" liabilities amassed in the U.S. , European and Japanese economies.

MARKET COMMENTARY

Economic turmoil in Europe along with policy indecision in Washington set the stage for gold's dramatic advance to record highs above $1,900 before settling back to close the fiscal year at $1,752. Additionally, elevated geopolitical tensions in the Middle East and the Japanese natural disaster added safe haven buying in gold over the period. Cries of a bubble in gold were shouted by those who have failed to fully grasp the degree of monetary debasement that has transpired over the past decade, particularly since the U.S. credit crisis in 2008. It should also be noted that gold's rise to new highs lacked the euphoria and widespread public participation typically associated with major market tops. In our opinion, the bull market in gold will run its course when there is resolution to the debt issues plaguing the U.S., Europe and Japan.

While policy makers and the market are hopeful economic growth will provide the necessary relief to avert an unraveling of the global economy, we are less optimistic considering the hurdles faced in both Europe and the U.S. We believe the struggle to rollover maturing European sovereign debt signals a new phase of the unwinding of the U.S. dollar credit cycle started in 2007. A phase, in our opinion, that promises to expose contingent liabilities (where the default of one entity causes a capital call on another) within the global financial system. With $2.6 trillion of Euro bank and Euro sovereign debt maturing in 2012, the question must be asked where is the rollover funding going to come from considering Euro banks, who are the big holders of the debt, are being asked to de-lever $3 to $5 trillion over the next three years? The European Central Bank
(ECB) answer appears to be in balance sheet expansion via a new matched lending facility where technically insolvent Euro banks borrow and re-invest into bonds of technically insolvent Euro sovereigns. It is the ECB version of Quantitative Easing (QE) and in our opinion shows the ECB has started down the path of attempting to "paper over" its debt dilemma. The steady rise in inter-bank lending rates signals a quiet bank run taking place in Europe by those uneasy with the prospect of European policy makers' ability to manage the crisis.

Capital flight has renewed the U.S. Dollar's status of perceived safety, even though the U.S. is the largest net debtor nation. Contentious Washington politics make finding a solution to the explosion of U.S. debt difficult to imagine, in our eyes. Therefore, it must be kept in mind that there is no historical precedence for a nation to be a net debtor and issuer of the world's reserve currency at the same time. Increased central bank purchases of gold during the fiscal year by China, Russia, Korea, Thailand, and Mexico, among others, highlights the growing desire of central banks to hedge against perceived long-term risk to the dollar as a store of value. The move by Switzerland's central bank to devalue its currency through a QE program late in 2011 illustrates that no paper currency is a safe refuge in today's interconnected global economy.

The bankruptcy of brokerage and commodities firm MF Global gave account holders a firsthand experience in the meaning of contingent liabilities when they learned the firm had dipped into client funds to use as collateral for its leveraged bet on Euro zone bonds. Central bankers are fully aware defaults by either a major bank or euro sovereign exposes the global financial system to a daisy chain of previously unexpected calls on capital. Fear of the unknown, or fear of the known as the case may be, will drive global central bankers to shy away from letting market forces clear the decks of bad credits, in our opinion. The remedy, as Federal Reserve Chairman Ben Bernanke most aptly pointed out in a 2002 speech about avoiding deflation, is the printing press. Understanding this underscores the investment case for owning gold and gold assets.

According to a recent Bianco Research survey of central bank activity, "PRIOR TO THE 2008 FINANCIAL CRISIS, THE EIGHT CENTRAL BANK BALANCE SHEETS WERE LESS THAN 15% THE SIZE OF WORLD STOCK MARKETS AND FALLING. IN THE IMMEDIATE AFTERMATH OF LEHMAN BROTHERS' FAILURE, THESE EIGHT CENTRAL BANK BALANCE SHEETS SWELLED TO 37% OF THE CAPITALIZATION OF THE WORLD STOCK MARKET. BUT KEEP IN MIND THAT THE LATE 2008/EARLY 2009 PEAK WAS DUE TO COLLAPSING STOCK MARKET VALUES COMBINED WITH BALANCE SHEET EXPANSION VIA "LENDER OF LAST RESORT" LOANS. RECENTLY, THE EIGHT CENTRAL BANK BALANCE SHEETS HAVE SPIKED BACK TO 33% OF WORLD STOCK MARKET CAPITALIZATION. THIS HAS COME ABOUT NOT BY LENDER OF LAST RESORT LOANS, BUT RATHER BY QE EXPANSION ... CENTRAL BANKS ARE RULING MARKETS TO A DEGREE THIS GENERATION HAS NOT SEEN. COLLECTIVELY THEY ARE PRINTING MONEY TO A DEGREE NEVER SEEN IN HUMAN HISTORY"


                  DATE       U.S. DOLLAR - EURO GOLD PRICE

                1/5/2001       267.4             281.0
                1/4/2002       277.8             310.4
                1/3/2003       344.5             330.7
                1/2/2004       415.3             329.9
                1/7/2005       422.2             323.6
                1/6/2006       535.3             440.7
                1/5/2007       609.5             469.1
                1/4/2008       855.0             578.7
                1/2/2009       874.5             627.6
                1/8/2010     1,126.8             786.5
                1/7/2011     1,367.0           1,053.0
                1/6/2012     1,616.5           1,271.4

GOLD MINING SHARES / INVESTMENT  STRATEGY

Although gold bullion performed well over the past fiscal year, the market failed to reward shares of gold mining companies, despite increased cash flows and dividends. We can point to several main factors for the poor performance of the mining company shares: anxiety over the prospect of the European debt crisis triggering a "Lehman Event" sent investors to the sidelines fearful a rush for liquidity would send gold shares into a similar tailspin experienced in 2008; market focus on the business risk of mining became more evident with the closing of one of Agnico-Eagle Mines Ltd.'s Canadian operations due to ground instability. Moreover, moves by gold producing countries Peru and Ghana to increase taxes on gold mining added to the risk profile of increased taxation by revenue starved governments. Additionally, management risk was highlighted by Barrick Gold Corp. changing course in the eyes of the market by purchasing a copper company. Also, large hedge funds invested in the gold space were rumored to have experienced significant redemption pressure in the fourth quarter. Whether true or not, short sellers and other hedge funds moved to get in front of the trade.

Given the flight to safety in the capital markets, it is understandable investors would gravitate toward bullion first. However, we believe the market is currently mispricing business risk in shares of gold mining companies and the negative sentiment toward these companies is overdone. It is our belief as gold prices sustain current levels and move higher, the disappointments of 2011 will give way to investors placing greater appreciation of mining company shares' ability to provide returns through rising dividends and successful exploration while also attributing higher values on mining company reserves and resources in the ground. The historically wide divergence between the performance of gold shares and bullion represents an extraordinary entry point for those investors seeking gold asset exposure, in our opinion.

Your Fund outperformed the XAU for the fiscal year by concentrating on its tiered approach of owning major, intermediate/mid-tier and junior gold producers along with exploration and development companies. Two of the companies in the exploration and development category, Grayd Resources Corp. and Peregrine Metals Ltd., were acquired during the fiscal period by intermediate producers looking to add development projects for growth. The most notable disappointment in the portfolio over the period came from Agnico Eagle Mines Ltd., whose shares suffered from the unforeseen mine mishap previously mentioned. Over the next year, we see opportunities in miners that suffered operational hiccups in 2011, but have reserves that are unencumbered. We are also seeking companies demonstrating an ability to grow production and reserves on a per share basis. On the exploration and development front, we are looking for assets that are attractive additions to major and intermediate producers. Overall, we believe the market has affirmed our investment approach to the gold business over the long term.

CONCLUSION

We believe the unwinding of the U.S. Dollar credit cycle has reached the point of the highest degree of risk for investors. With total credit market debt 310% of GDP, we believe minor upticks in borrowing costs threaten to set off a cascading sequence of defaults and thereby exposing contingent liabilities throughout the global financial system. Central bank policy makers have no choice but to print money in hopes of papering over the problem, in our opinion. While the market might clamor for repeated rounds of QE, we see the prospect for other market forces to short circuit the effort and force a complete restructuring of the monetary system. We anticipate gold's main monetary characteristic of not being someone else's liability to gain wider appreciation as investors seek refuge from profligate central banks. Shares of mining companies will benefit, in our opinion, as gold in the ground will be preferable to money in the bank.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to assisting you in meeting your investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,


/S/ GREGORY M. ORRELL
----------------------
Gregory M. Orrell
President and Portfolio Manager

January 25, 2012


_______________________________________________________________________________

INVESTING IN THE OCM GOLD FUND INVOLVES RISKS INCLUDING THE LOSS OF PRINCIPAL. MANY OF THE COMPANIES IN WHICH THE FUND INVESTS ARE SMALLER CAPITALIZATION COMPANIES WHICH MAY SUBJECT THE FUND TO GREATER RISK THAN SECURITIES OF LARGER, MORE-ESTABLISHED COMPANIES, AS THEY OFTEN HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY BE SUBJECT TO MORE-ABRUPT MARKET MOVEMENTS. THE FUND ALSO INVESTS IN SECURITIES OF GOLD AND PRECIOUS METALS WHICH MAY BE SUBJECT TO GREATER PRICE FLUCTUATIONS OVER SHORT PERIODS OF TIME. THE FUND IS A NON-DIVERSIFIED INVESTMENT COMPANY MEANING IT WILL INVEST IN FEWER SECURITIES THAN DIVERSIFIED INVESTMENT COMPANIES AND ITS PERFORMANCE MAY BE MORE VOLATILE. THE FUND CONTAINS INTERNATIONAL SECURITIES THAT MAY PROVIDE THE OPPORTUNITY FOR GREATER RETURN BUT ALSO HAVE SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTING INCLUDING FLUCTUATIONS IN CURRENCY, GOVERNMENT REGULATION, DIFFERENCES IN ACCOUNTING STANDARDS AND LIQUIDITY.

Investor Class Performance as of November 30, 2011
--------------------------------------------------------------------------------
                                                   Philadelphia Gold
                             OCMGX        OCMGX     and Silver Index
                        (without load)  (with load)      (XAU)      S&P 500
--------------------------------------------------------------------------------
Six Months                   3.26%        (-1.38%)        0.39%     (-6.25%)
--------------------------------------------------------------------------------
One Year                     1.70%        (-2.88%)      (-0.79%)      7.83%
--------------------------------------------------------------------------------
3 Year Annualized           37.13%         35.05%        28.26%      14.13%
--------------------------------------------------------------------------------
5 Year Annualized           12.88%         11.85%         7.97%     (-0.18%)
--------------------------------------------------------------------------------
10 Year Annualized          23.68%         23.12%        16.13%       2.91%
--------------------------------------------------------------------------------

Advisor Class Performance as of November 30, 2011
--------------------------------------------------------------------------------
                                                   Philadelphia Gold
                                                    and Silver Index
                                       OCMAX              (XAU)        S&P 500
--------------------------------------------------------------------------------
Six Months                             3.46%              0.39%        (-6.25%)
--------------------------------------------------------------------------------
One Year                               2.15%            (-0.79%)         7.83%
--------------------------------------------------------------------------------
Since Inception Annualized*           22.75%             16.31%          6.09%
--------------------------------------------------------------------------------

----------
* Inception: April 1, 2010

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND INVESTOR CLASS AND ADVISOR CLASS ARE 1.93% AND 1.34% RESPECTIVELY. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES


----------
1 The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

2 The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

                                 OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2011

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS 93.9%
MAJOR GOLD PRODUCERS 32.4%
  225,000   AngloGold Ashanti Ltd. ADR ..........................  $ 10,791,000
   75,000   Barrick Gold Corp....................................     3,966,000
  270,000   Gold Fields Ltd. ADR ................................     4,573,800
  500,050   Goldcorp, Inc........................................    26,847,685
  500,000   Kinross Gold Corp....................................     6,985,000
  116,500   Newmont Mining Corp..................................     8,024,520
                                                                   ------------
                                                                     61,188,005
                                                                   ------------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 36.9%
  161,860   Agnico-Eagle Mines Ltd...............................     7,264,277
  250,000   Alacer Gold Corp.* ..................................     2,892,298
   91,250   AuRico Gold, Inc.* ..................................       914,334
  500,000   Centerra Gold, Inc...................................    11,157,410
  550,000   Eldorado Gold Corp...................................     9,933,000
  504,800   IAMGOLD Corp.........................................    10,186,864
  200,000   New Gold, Inc.* .....................................     2,218,000
  140,000   Randgold Resources Ltd. ADR .........................    14,967,400
  600,000   Yamana Gold, Inc.....................................    10,098,000
                                                                   ------------
                                                                     69,631,583
                                                                   ------------
JUNIOR GOLD PRODUCERS 8.4%
  227,000   Argonaut Gold Ltd.* .................................     1,533,438
  250,000   Aurizon Mines Ltd.* .................................     1,525,000
  500,000   B2Gold Corp.* .......................................     1,789,304
  291,200   Claude Resources, Inc.* .............................       548,168
  305,500   Dundee Precious Metals, Inc.* .......................     2,812,535
  281,011   Kingsgate Consolidated Ltd...........................     1,890,014
  146,400   Nevsun Resources Ltd.................................       862,296
  250,000   Perseus Mining Ltd.* ................................       762,292
  500,000   Petaquilla Minerals Ltd.* ...........................       343,154
  150,000   Primero Mining Corp.* ...............................       519,143
  610,000   San Gold Corp.* .....................................     1,196,137
  200,000   SEMAFO, Inc.* .......................................     1,507,917
  255,000   Wesdome Gold Mines Ltd...............................       462,523
                                                                   ------------
                                                                     15,751,921
                                                                   ------------

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 6.9%
  500,000   Amarillo Gold Corp.* ................................  $    637,286
  240,000   Andina Minerals, Inc.* ..............................       204,716
  400,000   Argentex Mining Corp.* ..............................       127,600
2,190,000   Avala Resources Ltd.* ...............................     2,469,239
  331,725   Colt Resources, Inc.* ...............................       189,083
  342,700   Edgewater Exploration Ltd.* .........................       194,878
3,500,000   Indochine Mining Ltd.* ..............................       593,904
  300,000   MAG Silver Corp.* ...................................     2,514,829
  275,000   Malbex Resources, Inc.* .............................        80,886
  700,000   Millrock Resources, Inc.* ...........................       301,976
  295,000   Ocean Park Ventures Corp.* ..........................       101,230
  300,000   Rockhaven Resources Ltd.* ...........................       116,182
  300,000   Sabina Silver Corp.* ................................     1,182,411
  350,000   South American Silver Corp.* ........................       542,183
  350,000   Strategic Metals Ltd.* ..............................       531,889
3,323,045   Sutter Gold Mining, Inc.* ...........................       602,739
  100,000   Tahoe Resources, Inc.* ..............................     1,821,658
  500,000   Torex Gold Resources, Inc.* .........................       857,885
                                                                   ------------
                                                                     13,070,574
                                                                   ------------
PRIMARY SILVER PRODUCERS 5.3%
  225,000   Fortuna Silver Mines, Inc.* .........................     1,522,134
   48,075   Pan American Silver Corp.............................     1,243,700
  216,599   Silver Wheaton Corp..................................     7,290,400
                                                                   ------------
                                                                     10,056,234
                                                                   ------------
OTHER 4.0%
  100,000   Altius Minerals Corp.* ..............................     1,065,738
   14,800   Franco-Nevada Corp...................................       626,709
   65,000   Royal Gold, Inc......................................     5,294,250
   40,680   Stillwater Mining Co.* ..............................       443,819
                                                                   ------------
                                                                      7,430,516
                                                                   ------------
TOTAL COMMON STOCKS
              (Cost $47,064,758) ................................   177,128,833
                                                                   ------------



                       See notes to financial statements.

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2011 (CONTINUED)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND 5.0%
   55,000   SPDR Gold Trust* ....................................  $  9,357,150
                                                                   ------------
TOTAL EXCHANGE TRADED FUND
              (Cost $2,431,550) .................................     9,357,150
                                                                   ------------
WARRANTS 0.1%
  250,000   Amarillo Gold Corp.*+#
            Exercise Price 2.00 CAD,
            Exp. 10/29/2012 .....................................            --
   33,000   Kinross Gold Corp.*
            Exercise Price $21.29,
            Exp. 9/17/2014 ......................................        65,356
   40,000   Primero Mining Corp.*
            Exercise Price 8.00 CAD,
            Exp. 7/20/2015 ......................................        16,864
   58,333   Silver Range Resources Ltd.*
            Exercise Price 0.85 CAD,
            Exp. 2/10/2013 ......................................        25,165
  100,000   Yukon-Nevada Gold Corp.*
            Exercise Price 3.00 CAD,
            Exp. 6/20/2012 ......................................         1,225
                                                                   ------------
TOTAL WARRANTS
              (Cost $223,327) ...................................       108,610
                                                                   ------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.3%
2,522,338 UMB Money Market Fiduciary, 0.01% .....................  $  2,522,338
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
        (Cost $2,522,338) .......................................     2,522,338
                                                                   ------------
TOTAL INVESTMENTS
        (Cost $52,241,973) .............100.3%                      189,116,931
LIABILITIES LESS OTHER ASSETS ..........(0.3)%                         (484,366)
                                                                   ------------
TOTAL NET ASSETS .......................100.0%                     $188,632,565
                                                                   ============





ADR - American Depository Receipts.

CAD - Canadian Dollars.

*    Non-income producing security.

+ Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.

                       See notes to financial statements.

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2011 (CONTINUED)

                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                             PERCENT OF
COUNTRY                               VALUE             INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Australia                          $  3,246,210                  1.7%
Canada                              129,896,444                 68.7
Jersey                               14,967,400                  7.9
South Africa                         15,364,800                  8.1
United States(1)                     25,642,077                 13.6
--------------------------------------------------------------------------------
TOTAL                              $189,116,931               100.0%
--------------------------------------------------------------------------------
(1) Includes short-term investments.






                       See notes to financial statements.

                                 OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2011
ASSETS:
  Investments in unaffiliated issuers,
    at value (cost $52,241,973) ......................           $  189,116,931
  Interest and dividends receivable ..................                   73,636
  Receivable from fund shares sold ...................                   60,409
  Prepaid expenses and other assets ..................                   24,607
                                                                 --------------
   Total assets ......................................              189,275,583
                                                                 --------------
LIABILITIES:
  Payable from fund shares redeemed ..................                  195,208
  Due to investment adviser ..........................                  114,641
  Accrued distribution fees ..........................                  248,306
  Accrued Trustees' fees .............................                    2,500
  Accrued expenses and other liabilities .............                   82,363
                                                                 --------------
   Total liabilities .................................                  643,018
                                                                 --------------
   Net Assets ........................................           $  188,632,565
                                                                 ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest,
    no par value: unlimited shares authorized ........           $   47,769,476
  Undistributed net investment loss ..................               (2,892,149)
  Accumulated net realized gain on investments
    and foreign currency transactions ................                6,880,157
  Net unrealized appreciation on investments
    and foreign currency translations ................              136,875,081
                                                                 --------------
   Net Assets ........................................           $  188,632,565
                                                                 ==============
CALCULATION OF MAXIMUM OFFERING PRICE:
  INVESTOR CLASS:
   Net asset value and redemption price per share ....           $        28.49
   Maximum sales charge (4.50% of offering price) ....                     1.34
                                                                 --------------
   Offering price to public ..........................           $        29.83
                                                                 --------------
   Shares outstanding
  ADVISOR CLASS:
   Net asset value and redemption price per share ....           $       28.74
                                                                 --------------
   Shares outstanding ................................                  707,355
                                                                 ==============
   Total Shares outstanding ..........................                6,615,178
                                                                 ==============



                       See notes to financial statements.

                                 OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2011

INVESTMENT INCOME:
  Interest ................................................        $       156
  Dividend (net of foreign withholding taxes of $136,857)            1,320,602
                                                                   -----------
   Total investment income ................................          1,320,758
                                                                   -----------
EXPENSES:
  Investment advisory fees ................................          1,414,101
  Distribution fees - Investor Class ......................          1,146,165
  Distribution fees - Advisor Class .......................             49,316
  Fund administration and accounting fees .................            262,885
  Transfer agent fees and expenses ........................            105,010
  Professional fees .......................................             63,252
  Federal and state registration fees .....................             45,872
  Custody fees ............................................             34,480
  Chief Compliance Officer fees ...........................             23,848
  Reports to shareholders .................................             21,198
  Trustees' fees ..........................................             10,186
  Other expenses ..........................................              8,567
                                                                   -----------
   Total expenses .........................................          3,184,880
                                                                   -----------
   Net investment loss ....................................         (1,864,122)
                                                                   -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments and
   foreign currency transactions ..........................          7,685,694
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations .......         (2,687,603)
                                                                   -----------
   Net gain on investments ................................          4,998,091
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        $ 3,133,969
                                                                   ===========

                       See notes to financial statements.



                                 OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED    YEAR ENDED
                                                           NOV. 30,       NOV. 30,
                                                             2011           2010
                                                        ------------   ------------
OPERATIONS:
  Net investment loss ................................  $ (1,864,122)  $ (2,494,867)
  Net realized gain on investments and
   foreign currency transactions .....................     7,685,694     16,484,021
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations       (2,687,603)    27,102,212
                                                        ------------   ------------
  Net increase in net assets resulting from operations     3,133,969     41,091,366
                                                        ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  INVESTOR CLASS:
   Distributions paid from net realized gains ........   (14,401,514)    (3,437,477)
                                                        ------------   ------------
   Total distributions from Investor Class ...........   (14,401,514)    (3,437,477)
                                                        ------------   ------------
  ADVISOR CLASS:
   Distributions paid from net realized gains ........    (1,674,355)          --
                                                        ------------   ------------
   Total distributions from Advisor Class ............    (1,674,355)          --
                                                        ------------   ------------
   Total distributions ...............................   (16,075,869)    (3,437,477)
                                                        ------------   ------------
FUND SHARE TRANSACTIONS:
  INVESTOR CLASS:
   Net proceeds from shares sold .....................     8,953,939     12,629,462
   Distributions reinvested ..........................    13,629,588      3,215,985
   Payment for shares redeemed(1) ....................   (18,367,148)   (33,353,842)
                                                        ------------   ------------
   Net increase/(decrease) in net assets from
    Investor Class share transactions ................     4,216,379    (17,508,395)
                                                        ------------   ------------
  ADVISOR CLASS(2):
   Net proceeds from shares sold .....................     2,008,485     16,668,622
   Distributions reinvested ..........................     1,471,590           --
   Payment for shares redeemed(3) ....................    (2,310,133)      (459,104)
                                                        ------------   ------------
   Net increase in net assets from Advisor Class
    share transactions ...............................     1,169,942     16,209,518
                                                        ------------   ------------
   Net increase/(decrease) in net assets from
    Fund share transactions ..........................     5,386,321     (1,298,877)
                                                        ------------   ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............    (7,555,579)    36,355,012
NET ASSETS, BEGINNING OF YEAR ........................   196,188,144    159,833,132
                                                        ------------   ------------
NET ASSETS, END OF YEAR ..............................  $188,632,565   $196,188,144
                                                        ============   ============




                       See notes to financial statements.


                                 OCM GOLD FUND
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  YEAR ENDED      YEAR ENDED
                                                                    NOV. 30,        NOV. 30,
                                                                      2011            2010
                                                                 ------------   ------------
ACCUMULATED NET INVESTMENT LOSS ...............................  $ (2,892,149)  $ (1,766,791)
                                                                 ------------   ------------
TRANSACTIONS IN SHARES:
  INVESTOR CLASS:
   Shares sold ................................................       319,505        503,451
   Shares issued on reinvestment of distributions .............       486,945        145,850
   Shares redeemed ............................................      (656,541)    (1,368,512)
                                                                 ------------   ------------
   Net increase/(decrease) in Investor Class shares outstanding       149,909       (719,211)
                                                                 ============   ============
  ADVISOR CLASS(2):
   Shares sold ................................................        71,161        680,567
   Shares issued on reinvestment of distributions .............        52,332           --
   Shares redeemed ............................................       (81,229)       (15,476)
                                                                 ------------   ------------
   Net increase in Advisor Class shares outstanding ...........        42,264        665,091
                                                                 ============   ============
   Net increase/(decrease) in Fund shares outstanding .........       192,173        (54,120)
                                                                 ============   ============

---------
1    Net of redemption fees of $7,770 and $12,463, respectively.
2    Inception date of the Advisor Class was April 1, 2010.
3    Net of redemption fees of $5,881 and $289, respectively.


                       See notes to financial statements.

                                 OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2011

NOTE 1. ORGANIZATION

     OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     Under FAIR VALUE MEASUREMENTS AND DISCLOSURES, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o    Level 1 -- quoted prices in active markets for identical securities

     o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

     o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2011 (CONTINUED)



     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
SECTOR                                      LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------------------
  Major Gold Producers                   $ 61,188,005    $  --      $  --      $ 61,188,005
-------------------------------------------------------------------------------------------
  Intermediate/Mid-Tier Gold Producers     69,631,583       --         --        69,631,583
-------------------------------------------------------------------------------------------
  Junior Gold Producers                    15,751,921       --         --        15,751,921
-------------------------------------------------------------------------------------------
  Exploration and Development Companies    13,070,574       --         --        13,070,574
-------------------------------------------------------------------------------------------
  Primary Silver Producers                 10,056,234       --         --        10,056,234
-------------------------------------------------------------------------------------------
  Other                                     7,430,516       --         --         7,430,516
-------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND                        9,357,150       --         --         9,357,150
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                       2,522,338       --         --         2,522,338
-------------------------------------------------------------------------------------------
WARRANTS
-------------------------------------------------------------------------------------------
  Major Gold Producers                         65,356       --         --            65,356
-------------------------------------------------------------------------------------------
  Junior Gold Producers                        18,089       --         --            18,089
-------------------------------------------------------------------------------------------
  Exploration and Development Companies        25,165       --         --            25,165
-------------------------------------------------------------------------------------------
TOTAL                                    $189,116,931    $  --      $  --      $189,116,931
-------------------------------------------------------------------------------------------


     The Fund held one Level 2 security at November 30, 2011, which was a set of warrants fair valued by the Adviser at zero, in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. There were no Level 3 securities as of November 30, 2011. There were no significant transfers between each of the three levels. The Fund recognizes such transfers between levels at the end of the reporting period.

     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2011 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2011 are included within the realized and unrealized gain/ loss on investments section of the Statement of Operations.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2011 (CONTINUED)

     The ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

     The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     SHARE CLASSES - The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed "Investor Class shares." The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund's average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2011, the Investor Class and the Advisor Class received $7,770 and $5,881 in redemption fees, respectively.

     GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     DERIVATIVE INSTRUMENTS - Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund acquired two warrants during the year ended November 30, 2011, one of which was received as part of a purchase of the same company's common stock and the other was received as part of a corporate action. In addition, the expiration date of one warrant was extended during the fiscal year ended November 30, 2011. At November 30, 2011, the Fund held warrants as listed on the Schedule of Investments.

     SUBSEQUENT EVENTS - Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2011 (CONTINUED)



NOTE 3. INVESTMENT ADVISORY AGREEMENT

     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

            ASSETS                                         FEE RATE
            ------                                         --------
            $0 to $50 million ........................      1.000%
            $50 million to $75 million ...............      0.875%
            $75 million to $100 million ..............      0.750%
            $100 million to $150 million .............      0.625%
            $150 million to $200 million .............      0.500%
            Over $200 million ........................      0.375%


NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund's Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2011, the Investor Class and the Advisor Class accrued $1,146,165 and $49,316, respectively, in expenses under the Plan.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2011 were $9,017,435 and $23,368,320, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

     At November 30, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

            Cost of investments .............................  $ 55,361,561
                                                               ============
            Unrealized appreciation .........................  $137,131,171
            Unrealized depreciation .........................    (3,375,801)
            Unrealized appreciation on foreign currency .....           123
                                                               ------------
            Net unrealized appreciation on investments ......  $133,755,493
                                                               ============

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

     The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 was as follows:

                                                2011                2010
                                             -----------         -----------
            Ordinary income ...............  $        --         $       --
            Net long-term capital gains ...   16,075,869           3,437,477
                                             -----------         -----------
            Total distributions ...........  $16,075,869         $ 3,437,477
                                             ===========         ===========

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2011 (CONTINUED)



     As of November 30, 2011 the components of accumulated earnings on a tax basis were as follows:

            Undistributed ordinary income ..............  $          --
            Undistributed long-term gains ..............      7,107,596
                                                          -------------
            Tax accumulated earnings ...................      7,107,596
            Accumulated capital and other losses .......             --
            Unrealized appreciation on investments .....    133,755,493
                                                           ------------
            Total accumulated earnings .................   $140,863,089
                                                           ============

     On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

     The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

     The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

NOTE 7. CONCENTRATION OF RISK

     Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

     As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

     1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and
     2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity's valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

     Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund's financial statement disclosures.

                                 OCM GOLD FUND
                      FINANCIAL HIGHLIGHTS INVESTOR CLASS


                                         YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                          NOV. 30,      NOV. 30,     NOV. 30,      NOV. 30,     NOV. 30,
                                            2011          2010         2009          2008        2007
                                         --------      --------      --------      -------    --------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)
Net asset value, beginning of year ....  $  30.53      $  24.68      $  12.35      $ 21.49    $  20.44
                                         --------      --------      --------      -------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................     (0.29)        (0.43)        (0.29)       (0.31)      (0.27)
Net realized and unrealized gain/(loss)
  on investments and foreign
  currency transactions ...............      0.76          6.81         12.65        (7.41)       3.06
                                         --------      --------      --------      -------    --------
Total from investment operations ......      0.47          6.38         12.36        (7.72)       2.79
                                         --------      --------      --------      -------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income         --            --            --           --          --
Distribution from net realized gains        (2.51)        (0.53)        (0.03)       (1.42)      (1.74)
                                         --------      --------      --------      -------    --------
Total distributions ...................     (2.51)        (0.53)        (0.03)       (1.42)      (1.74)
                                         --------      --------      --------      -------    --------
Net asset value, end of year ..........  $  28.49      $  30.53      $  24.68      $ 12.35    $  21.49
                                         ========      ========      ========      =======    ========
TOTAL RETURN* .........................      1.70%        26.70%       100.14%      (38.55)%     15.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....  $168,305      $175,802      $159,833      $78,652    $136,241
Ratio of expenses to average net assets      1.73%         1.93%         1.94%        1.99%       1.93%
Ratio of net investment loss to
  average net assets ..................     (1.03)%       (1.57)  %     (1.59)  %    (1.58)%     (1.51)%
Portfolio turnover rate ...............         5%           12%            6%           5%         11%

------------
* Assumes no sales charge.


                       See notes to financial statements.

                                 OCM GOLD FUND
                       FINANCIAL HIGHLIGHTS ADVISOR CLASS

                                                              FOR THE PERIOD
                                                YEAR ENDED   APRIL 1, 2010# -
                                                 NOV. 30,      NOVEMBER 30,
                                                   2011           2010
                                                -----------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period ......       $ 30.65        $ 22.24
                                                  -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................         (0.18)         (0.13)
Net realized and unrealized gain/(loss)
  on investments and foreign
  currency transactions ...................          0.78           8.54
                                                  -------        -------
Total from investment operations ..........          0.60           8.41
                                                  -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......          --             --
Distribution from net realized gains ......         (2.51)          --
                                                  -------        -------
Total distributions .......................         (2.51)          --
                                                  -------        -------
Net asset value, end of period ............       $ 28.74        $ 30.65
                                                  =======        =======

TOTAL RETURN ..............................          2.15%         37.81%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......       $20,328        $20,386
Ratio of expenses to average net assets ...          1.30%          1.34%(2)
Ratio of net investment loss to
  average net assets ......................         (0.60)%        (0.98)%(2)
Portfolio turnover rate ...................             5%            12%(1)

------------
# Inception date of Advisor Class.
1 Not annualized for periods less than one year.
2 Annualized for periods less than one year.


                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OCM Gold Fund (the "Fund"), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
January 26, 2012

                                 OCM GOLD FUND
      EXPENSE EXAMPLE - FOR THE PERIOD ENDED NOVEMBER 30, 2011 (UNAUDITED)

     As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011 (the "period").

ACTUAL EXPENSES

     The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the periods.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the tables below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the tables are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                                                EXPENSES PAID
                          BEGINNING           ENDING             DURING THE
                        ACCOUNT VALUE      ACCOUNT VALUE        PERIOD ENDED
                        JUNE 1, 2011     NOVEMBER 30, 2011   NOVEMBER 30, 2011*
                        -------------    -----------------   ------------------
INVESTOR CLASS
Actual                    $1,000.00         $1,032.60            $8.30
Hypothetical (5% return
  before expenses)         1,000.00          1,016.84             8.23
ADVISOR CLASS
Actual                     1,000.00          1,034.60             6.65
Hypothetical (5% return
  before expenses)         1,000.00          1,018.46             6.60

----------

* Expenses are equal to the Investor Class' and Advisor Class' annualized expense ratios of 1.63% and 1.30%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                 OCM GOLD FUND
             INVESTMENTS BY SECTOR - NOVEMBER 30, 2011 (UNAUDITED)
                         AS A PERCENTAGE OF NET ASSETS



                Intermediate/Mid-Tier Gold Producers            36.9%
                Major Gold Producers                            32.5%
                Junior Gold Producers                            8.4%
                Exploration and Development Companies            6.9%
                Primary Silver Producers                         5.3%
                Exchange Traded Fund                             5.0%
                Other                                            4.0%
                Cash and Other Assets                            1.0%

     A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2011 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

     The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                         OCM GOLD FUND - INVESTOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2011 (UNAUDITED)
      (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES
                    WHERE APPLICABLE FOR EACH PERIOD SHOWN.)

                               AVERAGE ANNUAL TOTAL RETURNS

                                                       PHILADELPHIA
                       INVESTOR      S&P 500(R)           GOLD &
                        CLASS          INDEX            SILVER INDEX
                       --------      ----------        -------------
        1 year          -2.88%          7.83%              -0.79%
        5 year          11.85%         -0.18%               7.97%
       10 year          23.12%          2.91%              16.13%

     The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since November 30, 2001.

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

CHART OMITTED
                               INVESTOR          S&P             PHILADELPHIA
                DATE            CLASS           500(R)          GOLD & SILVER
                --------       --------        -------          --------------
                11/30/01         9,554          10,000             10,000
                11/30/02        15,274           8,349             12,256
                11/30/03        29,331           9,608             21,554
                11/30/04        26,306          10,844             21,212
                11/30/05        27,446          11,759             23,064
                11/30/06        43,658          13,433             30,385
                11/30/07        50,488          14,470             35,209
                11/30/08        31,027           8,958             21,134
                11/30/09        62,098          11,232             38,449
                11/30/10        78,679          12,349             44,950
                11/30/11        80,015          13,316             44,592

                         OCM GOLD FUND - ADVISOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2011 (UNAUDITED)

                                                              PHILADELPHIA
                              ADVISOR         S&P 500(R)         GOLD &
                               CLASS            INDEX         SILVER INDEX
                              -------         ----------      ------------
        1 year                 2.15%            7.83%            -0.79%
        Since Inception
        on 4/1/10             22.75%            6.09%            16.31%

     The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

CHART OMITTED
                               INVESTOR          S&P             PHILADELPHIA
                DATE            CLASS           500(R)          GOLD & SILVER
                --------       --------        -------          --------------
                 4/1/10         10,000          10,000             10,000
                11/30/10        13,781          10,234             12,970
                11/30/11        14,078          11,036             12,867

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                 OCM GOLD FUND
              Annual Renewal of Investment Advisory Agreement (Unaudited)

     On October 13, 2011, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o    nature, extent and quality of the services provided by the Adviser the
     o    the investment performance of the Fund
     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
     o    the expense ratio of the Fund

     In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund.

     The Trustees concluded that the Adviser was providing essential services to the Fund. The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

     In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds.

     The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

     Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $16,075,869 as long-term capital gains distributed during the year ended November 30, 2011.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        OTHER
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee        Indefinite   Since 1999 Mr. Crary has been                   Scheid
1536 Holmes Street,         (Chairman of   Since 2004   the managing member of Crary Enterprises,     Vineyards,
Livermore, California 94550 the Board)                  LLC, a private investment company.               Inc.
Age 58                                                  Since 1988 Mr. Crary has been an
                                                        independent corporate financial advisor
                                                        and private investor in various biotechnology,
                                                        software and other early stage business
                                                        ventures. Mr. Crary began his business
                                                        career as an investment banker with E.F.
                                                        Hutton & Company Inc.


DOUG WEBENBAUER             Trustee        Indefinite   Chief Financial Officer of M.E. Fox &            None
1536 Holmes Street,                        Since 2005   Company, Inc., a beer distributor,
Livermore, California 94550                             since 1999.
Age 51


INTERESTED TRUSTEES AND OFFICERS**
-------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                    DIRECTORSHIPS
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL           Trustee,       Indefinite   President of Orrell Capital Management, Inc.      None
1536 Holmes Street,         President      Since 2004   since 1991.
Livermore, California 94550
Age 50

JACKLYN A. ORRELL***        Secretary and  One year     Secretary of Orrell Capital Management, Inc.       N/A
1536 Holmes Street,         Treasurer      term         since 1999.
Livermore, California 94550                Since 2004
Age 77

N. LYNN BOWLEY              Chief         At            Compliance Officer of Northern Lights              N/A
1536 Holmes Street,         Compliance    discretion    Compliance Services, LLC (01/07 - present);
Livermore, California 94550 Officer       of the Board  Vice President of Investment Support
Age 53                                    Since October Services for Mutual of Omaha
                                          2008          Companies (2002 - 2006).

------------
*    "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
**   An "interested" trustee a trustee who is deemed to be an "interested person" of the Fund, as defined in the is Investment Company Act of 1940.
     Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
***  Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

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









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







                                 OCM Gold Fund
                                Distributed by:

                       Northern Lights Distributors, LLC
                            4020 South 147th Street
                                Omaha, NE 68137               0180-NLD-1/27/2012

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant's Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.



                               Fiscal year ended           Fiscal year ended
                               November 30, 2011           November 30, 2010
Audit Fees                           $28,000                     $27,500
Audit-Related Fees                     $0                          $0
Tax Fees                             $4,400                      $4,300
All Other Fees                         $0                          $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2011 and 2010, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ---------------------
         Gregory M. Orrell
         President

Date: January 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
         Gregory M. Orrell
         President

Date: January 30, 2012

By: /s/ Jacklyn Orrell
    -------------------
         Jacklyn Orrell
         Secretary and Treasurer

Date: January 30, 2012